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                           ARTHUR ANDERSEN LLP





                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our report (and to all references to our Firm) included in or made a part of this Registration Statement File No. 333-76425 for Hartford Life and Annuity Insurance Company Separate Account Seven on Form N-4.




                                                 /s/ Arthur Andersen LLP



Hartford, Connecticut
June 18, 1999